Exhibit 26(h)(viii)

Amendment No. 2 dated  November 10, 2014 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company,
Transamerica Financial Life Insurance Company, Transamerica Financial Life Insurance Company,
 and Transamerica Premier Life Insurance Company

AMENDMENT 2 TO PARTICIPATION AGREEMENT

Among

TRANSAMERICA SERIES TRUST

and

TRANSAMERICA LIFE INSURANCE COMPANY
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

THIS AMENDMENT, made and effective as of November 10, 2014, by and among, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Premier Life Insurance Company (formerly Monumental Life Insurance Company and Western Reserve Life Assurance Co. of Ohio), severally and not jointly, (hereinafter, each, the “Insurance Company”), a corporation, on its own behalf and on behalf of each segregated asset account of the Insurance Company and Transamerica Series Trust (the “Trust”).

WHEREAS, the Insurance Company’s affiliate, Monumental Life Insurance Company, has changed its name to Transamerica Premier Life Insurance Company on or around July 31, 2014.

WHEREAS, the Insurance Company’s affiliate, Western Reserve Life Assurance Co. of Ohio, has merged in to Transamerica Premier Life Insurance Company on or around October 1, 2014 and the Company has assumed all rights and obligations under the agreements to which WRL was a party; and

WHEREAS, the Insurance Company and the Trust desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of their mutual promises, the Insurance Company and the Trust agree as follows:

1.	Existing Schedule A of the agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.  Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective Date: November 10, 2014

TRANSAMERICA SERIES TRUST

By:           /s/ Christopher Staples
Name:           Christopher Staples
Title:           Vice President, Chief Investment Officer
Date:           11-17-2014

TRANSAMERICA LIFE INSURANCE COMPANY

By:           /s/ John Mallett
Name:           John Mallett
Title:           Vice President
Date:           11-18-2014

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:           /s/ John Mallett
Name:           John Mallett
Title:           Vice President
Date:           11-18-2014

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

By:           /s/ John Mallett
Name:           John Mallett
Title:           Vice President
Date:           11-18-2014

Schedule A
Accounts, Contracts, Funds
Revised November 10, 2014

Name of Account
AES Private Placement VA Separate Account
ML of New York Variable Annuity Separate Account A
ML of New York Variable Annuity Separate Account C
Mutual Fund Account
PFL Corporate Account One
Retirement Builder Variable Annuity Account
Separate Account Fund B
Separate Account Fund C
Separate Account VA-2L
Separate Account VA-2LNY Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VA-8
Separate Account VA AA
Separate Account VA B
Separate Account VA BNY
Separate Account VA CC
Separate Account VA FF
Separate Account VA HH
Separate Account VA Q
Separate Account VA QNY
Separate Account VA QQ
Separate Account VA U
Separate Account VA V
Separate Account VL
Separate Account VL A
Separate Account VUL-1 of Transamerica Life Insurance Company
Separate Account VUL-2 of Transamerica Life Insurance Company
Separate Account VUL-3 of Transamerica Life Insurance Company
Separate Account VUL-4 of Transamerica Life Insurance Company
Separate Account VUL-5 of Transamerica Life Insurance Company
Separate Account VUL-6 of Transamerica Life Insurance Company
Separate Account VUL-A
TA PPVUL 1
TFLIC Separate Account C
TFLIC Series Annuity Account
TFLIC Series Life Account
TFLIC Separate Account VNY
Transamerica Corporate Separate Account Sixteen
Transamerica Occidental Separate Account Two
WRL Series Annuity Account
WRL Series Annuity Account B
WRL Series Life Account
WRL Series Life Account G

Name of Contract
Advantage SE
Advantage V
Advantage VI
Advantage X
Advisor’s EdgeSM NY Variable Annuity
Advisor’s Edge Select Private Placement
Advisor’s Edge SelectSM Variable Annuity
Advisor’s EdgeSM Variable Annuity
Advisor’s EdgeSM Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
DWS Personal Pension Variable Annuity
DWS Personal Pension Variable Annuity (NY)
Estate Enhancer Variable Life
Fund B
Fund C
Huntington Allstar Select
Immediate Income BuilderSM II
Income EliteSM Variable Annuity
Income EliteSM Variable Annuity (NY)
Inheritance Builder Plus
Janus Annuity Variable Annuity
Legacy Builder Plus
MEMBERS® ExtraSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity
MEMBERS® LandmarkSM Variable Annuity
MEMBERS® LibertySM Variable Annuity
MEMBERS® Variable Annuity Series
Merrill Lynch Investor Choice AnnuitySM (NY (Investor Series)
Merrill Lynch Consults Annuity® (NY)
Merrill Lynch Retirement Power® (NY)
Merrill Lynch Retirement Optimizer® (NY)
Partners Variable Annuity Series
Portfolio SelectSM Variable Annuity
Premier Asset Builder Variable Annuity
Prism Variable Annuity (A & B Units)
Privilege Select Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Retirement Income Builder IISM Variable Annuity
Retirement Income BuilderSM Variable Annuity
SecurePathSM Variable Annuity
SecurePathSM NY Variable Annuity
TFLIC Financial Freedom Builder
TFLIC Freedom Elite Builder
TFLIC Freedom Elite Builder II
TFLIC Freedom Premier Variable Annuity
TFLIC Freedom Wealth Protector
Transamerica Journey NY
The Atlas Portfolio Builder Variable Annuity
The Equity Protector
The One® Income AnnuitySM
TransAccumulator® VUL
TransAccumulator® VUL II
Transamerica Access Variable Annuity
Transamerica Advisor EliteSM II
Transamerica Advisor EliteSM Variable Annuity
Transamerica Advisor EliteSM Variable Annuity (NY)
Transamerica AxiomSM II
Transamerica AxiomSM Variable Annuity
Transamerica AxiomSM NY Variable Annuity
Transamerica Bounty® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Classic® Variable Annuity
Transamerica Classic® Variable Annuity (NY)
Transamerica Elite
Transamerica ExtraSM Variable Annuity
Transamerica® Freedom Asset Advisor
Transamerica® Freedom Elite Builder II
Transamerica Associate Freedom Elite Builder
Transamerica FreedomSM Variable Annuity
Transamerica Income EliteSM II
Transamerica Journey
Transamerica LandmarkSM Variable Annuity
Transamerica LandmarkSM NY Variable Annuity
Transamerica LibertySM Variable Annuity
Transamerica LibertySM NY Variable Annuity
Transamerica Lineage®
Transamerica Opportunity Builder Variable Annuity
Transamerica Preferred Advantage Variable Annuity
Transamerica PrincipiumSM III
Transamerica PrincipiumSM III (NY)
Transamerica PrincipiumSM II Variable Annuity
Transamerica PrincipiumSM II Variable Annuity (NY)
Transamerica PrincipiumSM Variable Annuity
Transamerica Retirement Income PlusSM
Transamerica SecurePathSM for Life Product
Transamerica Traditions Variable Annuity
Transamerica Tribute®
Transamerica Variable Annuity Series
Transamerica Variable Annuity Series (NY)
Transamerica Variable Annuity O-Share
Transamerica Variable Annuity O-Share (NY)
Transamerica® Xcelerator Exec
TransEquity®
TransEquity® II
TransMark Optimum Choice® Variable Annuity
TransSurvivorSM VUL
TransUltra® VUL
WRL Evolution
WRL Financial Freedom Builder
WRL ForLife
WRL Benefactor
WRL Freedom Access® II
WRL Freedom Access Variable Annuity
WRL Freedom Advisor
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Elite
WRL Freedom Elite Advisor
WRL Freedom Elite Builder WRL Freedom Enhancer® II
WRL Freedom Enhancer Variable Annuity
WRL Freedom Equity Protector
WRL Freedom Multiple
WRL Freedom Premier® II
WRL Freedom Premier III Variable Annuity
WRL Freedom Premier Variable Annuity
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Freedom Wealth Protector
WRL Xcelerator and Xcelerator Focus

Name of Fund
Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.
Transamerica Aegon Active Asset Allocation – Conservative VP
Transamerica Aegon Active Asset Allocation – Moderate Growth VP
Transamerica Aegon Active Asset Allocation – Moderate VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Money Market VP
Transamerica Aegon U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Barrow Hanley Dividend Focused VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)
Transamerica Legg Mason Dynamic Allocation – Growth VP (Currently not offering Initial Class Shares)
Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)
Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi-Manager Alternative Strategies VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica PineBridge Inflation Opportunities VP
Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares)
Transamerica Systematic Small/Mid Cap Value VP
Transamerica Torray Concentrated Growth VP
Transamerica T. Rowe Price Small Cap VP
Transamerica TS&W International Equity VP
Transamerica Vanguard ETF Portfolio – Aggressive Growth VP
Transamerica Vanguard ETF Portfolio - Balanced VP
Transamerica Vanguard ETF Portfolio - Conservative VP
Transamerica Vanguard ETF Portfolio – Growth VP
Transamerica Voya Balanced Allocation VP
Transamerica Voya Conservative Allocation VP
Transamerica Voya Intermediate Bond VP
Transamerica Voya Large Cap Growth VP
Transamerica Voya Limited Maturity Bond VP
Transamerica Voya Mid Cap Opportunities VP
Transamerica Voya Moderate Growth Allocation VP
Transamerica WMC US Growth VP
Transamerica WMC US Growth II VP